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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the inclusion and incorporation by reference in this Amendment No. 3 to Registration Statement No. 333-67579 of UnionBanCal Corporation of our report dated February 2, 1999 appearing herein and in Form 8-K of UnionBanCal Corporation to be dated February 5, 1999, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.



/s/ DELOITTE & TOUCHE LLP
San Francisco, California
February 4, 1999